                         Van Eck Gold Opportunity Fund
                    --------------------------------------
                               1996 Annual Report
Dear Fellow Shareholder:

Despite a 5% decline in the price of gold bullion during 1996 to $367.70 an ounce, your Fund gained 5.3% for the year, aided by investor appetite for the shares of gold-mining companies that were announcing attractive exploration results in Latin America, Indonesia and other prospective geological regions.

Two key factors contributed to the downturn in gold's price in the first half of the year: fears of continued central bank selling after Belgium's sale of 200 tonnes in the first quarter and a proposal that the International Monetary Fund (IMF) sell gold reserves to finance loans to third-world countries.

In the second half of the year, concerns over renewed producer selling and lack of investment demand due to the strong run by financial assets also put pressure on gold's price. More importantly, data from the New York Commodity Exchange (COMEX) on open interest in gold futures contracts and the Commitment of Traders Report appeared to indicate that speculators were shorting huge volumes of gold futures to capitalize on negative investment sentiment. This strategy enabled speculators to override--at least temporarily--gold's fundamental strength, such as the large deficit in the physical market between annual mine production and scrap on the supply side, and fabrication use (mostly jewelry) on the demand side.

In this environment, gold shares worldwide recorded mixed investment results. In North America, the Toronto Gold and Silver Index rose 8.1% in U.S. dollars, while the XAU Index, which includes U.S. and Canadian stocks, fell 3.0%. The Australian Gold Index was up about 5% in U.S. dollars thanks to a 7% gain in the Australian dollar. However, the Johannesburg Gold Share Index fell over 12% in U.S. dollars because the South African rand declined more than 20%.

On December 31, 1996, your Fund had nearly half of its investments in North America (34.8% of total assets in Canada and 11.8% in the United States). The Fund also had a substantial position in Australia (30.3%). Australian stocks recorded the best investment results, gaining 5.2% for the year. Since Australian stocks generally do not have as much price leverage to bullion as North American gold stocks, they tend to hold up better during downtrends, such as the sharp decline in share prices following their peak at the end of May. It is worth noting that the Fund added three Australian names in the fourth quarter--Goldstream Minerals, Equinox Resources and Helix Resources--all beneficiaries of interest in the Gawlor Craton exploration play. Believing South African shares would come under pressure from the country's currency woes and from poor earnings performance resulting from labor disputes and declining grades, the Fund maintained a below market exposure to that area (11.5% of assets at year end).

In North America, intermediate- and small-capitalization producers registered good performance. Exploration companies also fared well as investors bid up prices on good drilling results in successive hot prospecting areas such as Peru, West Africa and Indonesia. (While the Fund is invested mostly in large companies, it has over 15% in small-cap and exploration companies and nearly 20% in shares of intermediate-sized producers.) Specifically, the

Fund benefited from positions in Arizona Star (in which the Fund realized substantial gains by the time we sold the shares in August), Dayton Mining (up 57%), Getchell Gold (up 73%), Goldcorp (up 45%) and Tombstone (up 43%). Some senior producers, many of which have consistently disappointed on production and cost results, suffered sharp setbacks during the year, bringing the averages down.

Consolidation within the gold-mining industry has become a reality and corporate activity has led to gains in share prices of several target companies. Small companies are merging with other small companies to reach critical mass or to merge cash flow of one with the development prospects of another (examples include Viceroy with Loki and Granges with Da Capo). Furthermore, senior producers are taking over junior producers to enhance their reserve and production profiles (Barrick's acquisition of Arequipa being the prime example); and senior producers are merging with other senior producers to create economies of scale or to consolidate specific areas of operation (Santa Fe Pacific Gold with either Newmont or Homestake).

This corporate activity has created considerable interest in the industry around the world, not just in North America. In Australia, for example, Sons of Gwalia is consolidating the Yilgarn area, having bought out Burmine and having gained control of Gascoyne. Normandy has brought its Gold Mines of Kalgoorlie and Posgold subsidiaries into the parent company, while Homestake and Pegasus bought out the minority interests in their Australian subsidiaries. Finally, in addition to buying in its Placer Pacific minorities, Placer Dome is trying to acquire Highlands Gold, one of its joint venture partners at Porgera in Papua New Guinea.

The continued globalization of the industry is also providing opportunities for investment gains. For many North American companies in particular, the environmental scene and extensive exploration already conducted on the continent mean that most of their growth prospects lie in finding and developing properties offshore. Though cognizant of the risk inherent in working in unfamiliar or untested political and social arenas, companies will likely be casting their nets farther in the drive to replace reserves and increase production. We believe the exploration success of recent years in Latin America, West Africa and Indonesia will be repeated into the next century (albeit not always with the spectacular success of a Bre-X Minerals, for example). This will also create opportunities for profits, regardless of movements in the price of gold. Some areas that appear attractive today are the Gawlor Craton region in South Australia; Mexico, where the geology would appear to be similar to, or even an extension of, the Southwest U.S.; and areas in Africa like Mali and Ghana. Additionally, once the current uncertainty surrounding Indonesia is cleared up we would expect a revival of interest in shares with exposure in that country.

Our short-term caution on bullion is tempered by the prospects of many companies in the industry, which we believe will enable gold shares to outperform bullion for a while longer. This positive view on shares is a key reason we had only 7.4% in cash and equivalents at year end. Significant weakness in bullion since the start of 1997 has led us to raise the cash position to as high as 30% at times.

THE OUTLOOK

Recent economic data suggests a strong economy and an increasingly tight labor market in the U.S. Additionally, some commodity prices, such as energy, aluminum and zinc, are showing strength. These factors have not yet been reflected in actual inflation figures or perceived inflationary pressures, but we believe they will be. We therefore believe the long-term outlook for gold is attractive, especially considering today's relatively high valuations for financial assets. Near term, fears of further central bank sales and/or stepped-up producer hedging may continue to weigh on the market.

We expect the Fund's cash position to stay in the 15%-30% range until the metal's price appears to stabilize. In this environment, we intend to rely heavily on stock selection to enhance performance, focusing mainly on smaller companies. In our judgment, they have the greatest potential for above-average returns going forward.

We appreciate your participation in the Gold Opportunity Fund and look forward to helping you meet your investment objectives in the future.





[PHOTO]              [PHOTO]

John C. van Eck      Lucille Palermo
Chairman             Portfolio Manager

January 29, 1997

--------------------------------------------------------------------------------
Performance Record as of 12/31/96
--------------------------------------------------------------------------------

Average Annual                    After Maximum Before Sales
Total Return                      Sales Charge* Charge
------------------------------------------------------------
A shares--Life (since 1/5/95)        1.7 %         4.8 %
------------------------------------------------------------
1 year                              (0.8)%         5.3 %
------------------------------------------------------------
B shares--Life (since 4/24/96)**   (19.2)%       (15.0)%
------------------------------------------------------------
C shares--Life (since 1/5/95)        4.8 %         4.8 %
------------------------------------------------------------
1 year                               4.3 %         5.3 %
------------------------------------------------------------

The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.
The Advisor is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.
*A shares: maximum sales charge = 5.75%
 B shares: maximum contingent deferred sales charge = 5.00%
 C shares: 1% redemption charge, 1st year
**Not annualized

                             Gold Opportunity Fund
                   Statement of Net Assets December 31, 1996
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

 NO. OF SHARES SECURITIES(a)                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------
 GOLD PRODUCTION & EXPLORATION: 91.7%
 AUSTRALIA: 30.3%
       150,000 Acacia Resources Ltd.+                              $  292,107
       300,000 Australian Resources Ltd.                              171,688
       363,497 Consolidated Gold N.L.+                                135,795
       350,000 Croesus Mining N.L.                                    228,121
       120,000 Eagle Mining Corp.+                                    261,346
       400,000 Egerton Gold N.L.+                                      76,305
        99,100 Emperor Mines Ltd.+                                    192,985
       100,000 Equinox Resources N.L.+                                 81,869
       275,875 Ghana Gold Mines Ltd.+                                  43,855
       176,167 Giralia Resources N.L.+                                 28,005
       350,000 Goldstream Minerals N.L.+                              203,084
        31,000 Helix Resources N.L.+                                   92,401
       150,200 Herald Resources Ltd.                                  111,029
         1,016 Homestake Mining Co.                                    12,032
       170,000 Menzies Gold N.L.+                                      77,020
       100,000 M.I.M. Holdings Ltd.                                   139,893
       100,000 Mount Leyshon Gold Mines Ltd.                          219,378
        75,000 Newcrest Mining Ltd.                                   298,068
       196,600 Normandy Mining Ltd.                                   271,905
        70,000 Resolute Ltd.                                          145,775
                                                                   ----------
                                                                    3,082,661
                                                                   ----------
 CANADA: 34.8%
        10,000 Bre-X Minerals Ltd.+                                   158,307
        10,000 Cambior Inc.                                           147,364
        30,000 Dayton Mining Corp.+                                   199,161
        20,000 Echo Bay Mines Ltd.                                    132,500
        88,450 El Callao Mining Corp.+                                 84,530
        33,000 Geomaque Exploration Ltd.+                              79,445
        10,000 Getchell Gold Corp.+                                   383,769
        20,000 Goldcorp Inc. (Class A)+                               170,000
        10,000 Iamgold International African Mining Ltd.+              48,513
         8,500 Indochina Goldfields Ltd.+                              99,835
       100,000 International Roraima Goldfields
                (Special Warrant expiring 10/18/97)+(b)*               76,790
        30,000 Kinross Gold Corp.+                                    212,292
        45,000 Meridian Gold Inc.+                                    106,693
        50,000 Metallica Resources Inc.+                              167,791
        13,500 Miramar Mining Corp.+                                   59,091
        20,000 Nevsun Resources Ltd.+                                 113,806
        19,000 Nevsun Resources Ltd. (Special Warrant expiring
                9/24/97)+(b)*                                          90,838
        50,000 Northern Crown Mines (Special Warrant
                expiring 11/28/97)+(b)*                                39,770
        20,000 Pangea Goldfields Units+(b)                             93,379
        40,000 Pegasus Gold Inc.+                                     302,500
       100,000 Rift Resources Ltd.+                                    99,215
        30,000 Royal Oak Mines Ltd.+                                   97,500
        20,000 Tombstone Exploration Co. Ltd.+(b)                      31,369
        50,000 Tombstone Exploration Co. Ltd. Warrants (first
                exercise date 5/23/97)+(b)*                             5,471
        30,000 TVX Gold Inc.+                                         232,500
        24,700 Viceroy Resources Corp.+                               109,917
        80,000 Vista Gold Corp.+                                      107,969
       150,000 X-Cal Resources Ltd.+                                   93,014
                                                                   ----------
                                                                    3,543,329
                                                                   ----------

 NO. OF SHARES        SECURITIES(A)                             VALUE (NOTE 1)
------------------------------------------------------------------------------
 GHANA: 2.4%
               20,000 Ashanti Goldfields Co. Ltd.(GDR)           $   247,500
                                                                 -----------
 PERU: 0.9%
                5,300 Co. de Minas Buenaventura S.A. (ADR)            90,431
                                                                 -----------
 SOUTH AFRICA: 11.5%
               26,617 Avgold Ltd. (ADR)+                              68,208
               31,666 Blyvooruitzicht Gold Mining Ltd. (ADR)          93,019
               20,000 Driefontein Consolidated Ltd. (ADR)            200,000
               50,000 Eastvaal Gold Holdings Ltd.+                    68,750
               20,000 Elandsrand Gold Mines Co.
                       Ltd. (ADR)                                     97,500
               10,000 Freestate Consolidated Gold Mines Ltd.
                       (ADR)                                          71,875
               10,000 Harmony Gold Mining Co.+                        78,750
               10,000 Harmony Gold Mining Co. (ADR)+                  78,750
               15,000 Kloof Gold Mining Ltd. (ADR)                   117,188
               10,000 Western Deep Levels Ltd. (ADR)                 300,000
                                                                 -----------
                                                                   1,174,040
                                                                 -----------
 UNITED STATES: 11.8%
                8,600 Amax Gold+                                      54,825
               15,000 Crown Resources Corp.+                          92,813
               32,078 Homestake Mining Co.                           457,112
               10,000 Newmont Mining Corp.                           447,500
               10,000 Sante Fe Pacific Corp.                         153,750
                                                                 -----------
                                                                   1,206,000
                                                                 -----------
 TOTAL STOCKS & OTHER SECURITIES: 91.7%
  (cost: $10,407,251)                                              9,343,961
                                                                 -----------
 PRINCIPAL AMOUNT     SHORT-TERM OBLIGATIONS
----------------------------------------------------
             $349,000 American Express Corp. C.P. due 1/02/97
                       Yield of 6.64%                                348,937
             $400,000 General Electric Capital Corp.
                       C.P. due 1/02/97 Yield of 5.58%               399,939
                                                                 -----------
 TOTAL SHORT-TERM OBLIGATIONS: 7.4%
  (Amortized Cost: $748,876)                                         748,876
                                                                 -----------
 TOTAL INVESTMENTS: 99.1%
  (cost: $11,156,127)                                             10,092,837
 Other Assets Less Liabilities: 0.9%                                  91,962
                                                                 -----------
 NET ASSETS: 100%                                                $10,184,799
                                                                 ===========

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security. See Note 6.
 + Non-income producing.
 * Fair value as determined by the Board of Trustees.

GLOSSARY:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
C.P.--Commercial Paper

                       See Notes to Financial Statements.
                   Gold Opportunity Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at value (cost $11,156,127) (Note 1)                  $10,092,837
Receivables:
 Securities sold                                                       96,078
 Capital shares sold                                                   49,318
 From Advisor                                                          11,160
 Dividends                                                             16,018
Deferred organization costs and other assets (Note 1)                  11,987
                                                                  -----------
  Total assets                                                     10,277,398
                                                                  -----------
LIABILITIES:
Payables:
 Due to custodian                                                         949
 Capital shares redeemed                                               29,170
 Securities purchased                                                  11,013
 Dividends payable                                                      9,835
 Accounts payable                                                      41,632
                                                                  -----------
  Total liabilities                                                    92,599
                                                                  -----------
NET ASSETS                                                        $10,184,799
                                                                  ===========
CLASS A
Net asset value and redemption price per share
 ($8,446,079/835,263)                                                  $10.11
                                                                  ===========
Maximum offering price per share (NAV/(1-maximum sales
 commission))                                                          $10.73
                                                                  ===========
CLASS B
Net asset value, offering price and redemption price per share
 ($498,020/49,305) (Redemption may be subject to a contingent
 deferred sales charge within the first six years of ownership)        $10.10
                                                                  ===========
CLASS C
Net asset value, offering price and redemption price per share
 ($1,240,700/122,544) (Redemption may be subject to a contingent
 deferred sales charge within the first year of ownership)             $10.12
                                                                  ===========
Net assets consist of:
 Aggregate paid in capital                                         11,445,874
 Unrealized depreciation of investments, futures and foreign
  denominated assets and liabilities                               (1,065,797)
 Overdistributed realized gains                                      (195,278)
                                                                  ===========
                                                                  $10,184,799
                                                                  ===========

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
INCOME:
Dividends
 (less foreign taxes withheld of $4,542)              $  70,280
Interest                                                 42,064
                                                      ---------
 Total income                                                    $   112,344
EXPENSES:
Management (Note 2)                                      85,839
Distribution Class A (Note 4)                            39,243
Distribution Class B (Note 4)                             1,186
Distribution Class C (Note 4)                             1,609
Administration (Note 2)                                   5,335
Transfer agency                                          60,681
Professional                                             13,463
Reports to shareholders                                  19,477
Registration                                             25,240
Custody                                                  24,876
Trustee fees and expenses                                 2,026
Amortization of deferred organization costs                 919
Other                                                     4,876
                                                      ---------
Total expenses                                          284,770
Expenses assumed by the Advisor and reduced by a
 custodian fee arrangement (Note 2)                    (185,228)
                                                      ---------
 Net expenses                                                         99,542
                                                                 -----------
 Net investment income                                                12,802
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3):
Realized loss from security transactions                             (74,101)
Realized loss from futures contracts                                 (38,901)
Realized loss from options                                           (25,235)
Realized gain from foreign currency transactions                       3,500
Change in unrealized depreciation of investments, futures and
 foreign denominated assets and liabilities                       (1,042,260)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,164,195)
                                                                 ===========

                      See Notes to Financial Statements.
                  Gold Opportunity Fund Financial Statements
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                YEAR ENDED   JANUARY 5, 1995+
                                               DECEMBER 31,         TO
                                                   1996      DECEMBER 31, 1995
                                               ------------  -----------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income                         $    12,802      $     8,906
 Realized gain (loss) from security
  transactions                                     (74,101)          31,862
 Realized loss from futures contracts              (38,901)          (2,600)
 Realized loss from options                        (25,235)          (9,962)
 Realized gain from foreign currency
  transactions                                       3,500              359
 Change in unrealized depreciation of
  investments, futures and foreign denominated
  assets and liabilities                        (1,042,260)         (23,537)
                                               -----------      -----------
 Increase (decrease) in net assets resulting
  from operations                               (1,164,195)           5,028
                                               -----------      -----------
 DIVIDENDS TO SHAREHOLDERS FROM:
 NET INVESTMENT INCOME:
  Class A Shares                                   (16,550)         (31,261)
  Class B Shares                                    (1,842)             --
  Class C Shares                                    (1,219)          (1,865)
                                               -----------      -----------
                                                   (19,611)         (33,126)
                                               -----------      -----------
 NET REALIZED GAIN:
  Class A Shares                                   (41,374)             --
  Class B Shares                                    (2,303)             --
  Class C Shares                                    (6,094)             --
                                               -----------      -----------
                                                   (49,771)             --
                                               -----------      -----------
                                                (1,233,577)         (28,098)
                                               -----------      -----------
CAPITAL SHARE TRANSACTIONS*:
 Net proceeds from sales of shares:
 Class A Shares                                 14,039,314        3,583,107
 Class B Shares                                    527,413              --
 Class C Shares                                  1,477,409          237,042
                                               -----------      -----------
                                                16,044,136        3,820,149
                                               -----------      -----------
 Reinvestment of dividends:
 Class A Shares                                     49,656           29,788
 Class B Shares                                      3,219              --
 Class C Shares                                      6,671            1,777
                                               -----------      -----------
                                                    59,546           31,565
                                               -----------      -----------
 Cost of shares reacquired:
 Class A Shares                                 (6,439,454)      (1,693,121)
 Class C Shares                                   (257,489)        (118,858)
                                               -----------      -----------
                                                (6,696,943)      (1,811,979)
                                               -----------      -----------
 Increase in net assets resulting from capital
  share transactions                             9,406,739        2,039,735
                                               -----------      -----------
  Total increase in net assets                   8,173,162        2,011,637

                                   FOR THE PERIOD
                      YEAR ENDED  JANUARY 5, 1995+
                     DECEMBER 31,        TO
                         1996     DECEMBER 31, 1995
                     ------------ -----------------
NET ASSETS:
 Beginning of period   2,011,637            --
                     -----------     ----------
 End of period       $10,184,799     $2,011,637
                     ===========     ==========

-------
+ Commencement of operations.
* SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):

                                              FOR THE PERIOD
                              YEAR ENDED     JANUARY 5, 1995+
                             DECEMBER 31,           TO
                                 1996        DECEMBER 31, 1995
                           ----------------- -----------------
CLASS A
 Shares sold                   1,224,295          363,031
 Reinvestment of dividends         4,912            3,080
 Shares reacquired              (591,022)        (169,033)
                               ---------         --------
Net increase                     638,185          197,078
                               =========         ========
                            FOR THE PERIOD
                            APRIL 24, 1996+
                                  TO
                           DECEMBER 31, 1996
                           -----------------
CLASS B
 Shares sold                      48,987
 Reinvestment of dividends           318
                               ---------
Net increase                      49,305
                               =========
                                              FOR THE PERIOD
                              YEAR ENDED     JANUARY 5, 1995+
                             DECEMBER 31,           TO
                                 1996        DECEMBER 31, 1995
                           ----------------- -----------------
CLASS C
 Shares sold                     133,587           22,841
 Reinvestment of dividends           659              184
 Shares reacquired               (22,596)         (12,131)
                               ---------         --------
Net increase                     111,650           10,894
                               =========         ========

-------
+ Commencement of operations.

                             Gold Opportunity Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                      CLASS A                  CLASS B                  CLASS C
                          ------------------------------- ----------------- -------------------------------
                                         FOR THE PERIOD    FOR THE PERIOD                  FOR THE PERIOD
                           YEAR ENDED  JANUARY 5, 1995(a) APRIL 24, 1996(A)  YEAR ENDED  JANUARY 5, 1995(a)
                          DECEMBER 31,         TO                TO         DECEMBER 31,         TO
                              1996     DECEMBER 31, 1995  DECEMBER 31, 1996     1996     DECEMBER 31, 1995
                          ------------ ------------------ ----------------- ------------ ------------------
Net Asset Value,            $  9.67          $ 9.43             $11.99        $  9.67          $ 9.43
 Beginning of Period....    -------          ------            -------        -------          ------
Income from Investment
 Operations:
 Net Investment Income..       0.02            0.06+              0.00           0.00            0.07+
 Net Gains (Loss) on
  Investments
  (both realized and           0.49            0.35              (1.80)          0.51            0.34
  unrealized)...........    -------          ------            -------        -------          ------
Total from Investment          0.51            0.41              (1.80)          0.51            0.41
 Operations.............    -------          ------            -------        -------          ------
Less Distributions:
 From net investment
  income................      (0.02)          (0.17)             (0.04)         (0.01)          (0.17)
 From realized gains....      (0.05)            --               (0.05)         (0.05)            --
                            -------          ------            -------        -------          ------
Total Distributions.....      (0.07)          (0.17)             (0.09)         (0.06)          (0.17)
                            -------          ------            -------        -------          ------
Net Asset Value, End of      $10.11          $ 9.67             $10.10         $10.12          $ 9.67
 Period.................    =======          ======            =======        =======          ======
Total Return (b)........       5.27%           4.35%            (15.01)%         5.27%           4.35%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........     $8,446          $1,906               $498         $1,241            $105
Ratio of Gross Expenses
 to Average Net
 Assets(c)..............       3.07%           6.73%(d)           7.04%(d)       5.81%           24.34%(d)
Ratio of Net Expenses to
 Average Net Assets.....       1.14%              0%(d)           1.68%(d)       1.25%              0%(d)
Ratio of Net Investment
 Income (Loss)
 to Average Net Assets..       0.16%           0.63%(d)           (.35)%(d)       .07%           0.68%(d)
Portfolio Turnover Rate.     249.64%         184.76%            249.64 %       249.64%         184.76%
Average Commission Rate
 Paid(e) ...............    $0.0210                            $0.0210        $0.0210

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) If the expenses had not been assumed by the Advisor or reduced by a custodian fee arrangement.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 +  Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold Opportunity Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of

                             Gold Opportunity Fund
-------------------------------------------------------------------------------
  realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency.

D.OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, wash sales and post October losses. The effect of those differences for the year ended December 31, 1996 decreased overdistributed net investment income and decreased cumulative realized losses by $6,809.

F. FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions.

At December 31, 1996, the Fund had the following outstanding forward foreign currency contracts:

                                     VALUE AT
                                    SETTLEMENT CURRENT  UNREALIZED
   CONTRACTS                           DATE     VALUE  DEPRECIATION
   ---------                        ---------- ------- ------------
   FOREIGN CURRENCY
    BUY CONTRACTS
   Aud 1,568.39 expiring 12/20/96*    $1,243   $1,247      $ 3
   Aud 8,998.20 expiring 1/03/97       7,159    7,152       (7)
                                                           ---
                                                           $(4)
                                                           ===

* This contract settled in early 1997.

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollars.

G. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years beginning on January 5, 1995 (commencement of operations).

H. USE OF DERIVATIVE INSTRUMENTS
  OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

  The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $85,839 for investment management and advisory services. The fee is based on an annual rate of 1% of the Fund's average daily net assets. The Advisor agreed to assume all expenses for the period January 1, 1996 to March 31, 1996 and for the period April 1, 1996 to October 31, 1996 assumed all such expenses exceeding 1% of average daily net assets. For the period November 1, 1996 to December 31, 1996, the Advisor agreed to assume expenses exceeding 2% of average daily net assets. For the year ended December 31, 1996, the Fund's expenses were reduced by $173,787 under this agreement. Van Eck Securities Corporation (the "Distributor") received $28,650 for the year ended December 31, 1996 from commissions earned on sales of Class A shares after

                             Gold Opportunity Fund
-------------------------------------------------------------------------------

deducting $175,537 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $11,441 under this arrangement. The Fund could have invested the assets used in connection with custodian fee arrangement in an incoming producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $27,153,455 and $18,251,261, respectively, for the year ended December 31, 1996. For federal income tax purposes, the cost of investments owned at December 31, 1996 was $11,313,223. As of December 31, 1996, net unrealized depreciation for federal income tax purposes aggregated $1,220,386 of which $434,362 related to appreciated investments and $1,654,748 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

All distribution fees and contingent deferred sales charges had been waived by VESC and the Fund for Class C shares until November 1, 1996 and VESC had agreed to assume the Fund's obligation to pay the selling broker.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period January 5, 1995 through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation at December 31, 1996 was $163,312 for Class A shares, $5,084 for Class B shares and $56,465 for Class C shares.

NOTE 5--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has significant investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

NOTE 6--RESTRICTED SECURITIES
The following securities are restricted as to sale:

                                                                  PERCENT OF
                                         DATE                     NET ASSETS
                                       ACQUIRED   COST    VALUE   AT 12/31/96
                                       -------- -------- -------- -----------
*International Roraima Goldfields
 (Special Warrant)                     10/22/96 $ 59,180 $ 76,790    0.75%
*Nevsun Resources Ltd. (Special
 Warrant)                               9/24/96  139,041   90,838    0.89
*Northern Crown Mines Special Warrant  11/28/96   48,442   39,770    0.39
Pangea Goldfields Units                 6/05/96   82,030   93,379    0.92
Tombstone Exploration Co. Ltd.          5/23/96   21,833   31,369    0.31
*Tombstone Exploration Co. Ltd.
 Warrants                              10/03/96      --     5,471    0.05
*Vista Gold Corp. Warrants              4/25/96      --       --      --
*Rift Resources Ltd. Warrants          11/13/96      --       --      --

*Fair value as determined by the Board of Trustees.

At December 31, 1996, 30,000 shares of Vista Gold Corp. Warrants and 50,000 shares of Rift Warrants were out of the money and had no value to the Fund.

                             Gold Opportunity Fund
--------------------------------------------------------------------------------


NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN
The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $747.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities and statement of net assets, including the investment portfolio of the Gold Opportunity Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year ended, the statements of changes in net assets and the financial highlights for the year then ended and the period January 5, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold Opportunity Fund series of the Van Eck Funds as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and the period January 5, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 21, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Van Eck Family of Funds
--------------------------------------------------------------------------------
Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Emerging Markets Growth Fund
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Asia Infrastructure Fund
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
http://www.vaneck.com

For account assistance please call (800) 544-4653

FR1997-0130-0040


                               December 31, 1996

                                     Van Eck
--------------------------------------------------------------------------------
                                      Gold
--------------------------------------------------------------------------------
                                   Opportunity
--------------------------------------------------------------------------------
                                      Fund
--------------------------------------------------------------------------------
                                     Annual
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                                     Report

[LOGO] VAN ECK GLOBAL